SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, John Thomas Donnelly, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers  and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ John Thomas Donnelly
John Thomas Donnelly

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Scott M. Davis
Scott M. Davis

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Larry R. Madge, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Larry R. Madge
Larry R. Madge

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Westley Vander Thompson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Westley Vander Thompson
Westley Vander Thompson

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Peter R. O’Flinn, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Peter R. O’Flinn
Peter R. O’Flinn

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael E. Shunney, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael E. Shunney
Michael E. Shunney

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David K. Stevenson, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David K. Stevenson
David K. Stevenson

Dated: April 4, 2012

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SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Vincent A. Montiverdi, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Vincent A. Montiverdi
Vincent A. Montiverdi

Dated: April 4, 2012

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: April 4, 2012

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Barbara Z. Shattuck, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Barbara Z. Shattuck
Barbara Z. Shattuck

Dated: April 4, 2012

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Leila Heckman, hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Leila Heckman
Leila Heckman

Dated: April 4, 2012

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald B. Henderson Jr., hereby constitute and appoint Scott M. Davis, Michael S. Bloom, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, Elizabeth B. Love, William T. Evers and Kenneth N. Crowley, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-147646) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Donald B. Henderson, Jr.
Donald B. Henderson, Jr.

Dated: April 4, 2012

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